UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 1999





                     FrontierVision Operating Partners, L.P.
                       FrontierVision Capital Corporation
           (Exact names of Registrants as specified in their charters)



    Delaware                             333-9535                84-1316775
    Delaware                            333-9535-01              84-1353734
(States or other jurisdiction      (Commission File Nos.)     (IRS Employer
of incorporation or organization)                        Identification Numbers)





        1777 South Harrison Street,
        Suite P-200, Denver, Colorado                 80210
(Address of Principal Executive Offices)            (Zip Code)



                                 (303) 757-1588
              (Registrants' Telephone Number, Including Area Code)


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Item 5.  Other Items

In a press release, dated April 29, 1999, FrontierVision Holdings, L.P., the general partner of FrontierVision Operating Partners, L.P., and its wholly-owned subsidiary, FrontierVision Holdings Capital II Corporation (collectively the "Issuers"), announced the commencement of their exchange offer (the "Exchange Offer") to exchange $91,298,000 aggregate principal amount at maturity of the Issuers' 11-7/8% Senior Discount Notes due 2007, Series B, which have been registered under the Securities Act of 1933, as amended, for $91,298,000 aggregate principal amount at maturity of the Issuers' 11-7/8% Senior Discount Notes due 2007, Series B, which were issued and sold on December 9, 1998 in a transaction exempt from registration under the Securities Act. The Exchange Offer will expire on June 4, 1999, at 5:00 p.m. EST. A copy of the press release is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1 Press Release dated April 29, 1999.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                            FRONTIERVISION OPERATING PARTNERS, L.P.

Date:    April 30, 1999
                    By:     FrontierVision Holdings, L.P., its general partner,
                            By:    FrontierVision Partners, L.P., its general
                                   partner
                            By:    FVP GP, L.P., its general partner
                            By:    FrontierVision Inc., its general partner
                            By:    /s/  ALBERT D. FOSBENNER
                                   ---------------------------
                                   Albert D. Fosbenner
                          Vice President and Treasurer



                          FRONTIERVISION CAPITAL CORPORATION


Date:  April 30, 1999     By:      /s/  ALBERT D. FOSBENNER
                                   ---------------------------
                                   Albert D. Fosbenner
                                   Vice President and Treasurer